UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 27, 2005

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Bullitt Lane, Suite 450, Louisville, Kentucky	40222

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     502/329-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On June 27, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of Sypris Solutions, Inc. (the “Company”) approved Corporate Guidelines for Equity Ownership by the Company’s officers. The Company’s Chief Executive Officer and President shall have a target equity ownership level equal to ten times his annual salary and the Company’s other officers shall have a target equity ownership level equal to two times their respective annual salaries. Equity ownership shall be measured as the sum of directly owned shares plus vested, in-the-money stock options plus restricted stock grants.

On June 27, 2005, the Committee approved the Sypris Solutions, Inc. Incentive Bonus Plan (July 1, 2005 – December 31, 2005) for key employees, including the Company’s executive officers. The Plan provides for certain cash and restricted stock awards and establishes a bonus target for each participant. Bonus awards will be allocated to executive officers based on a distribution of 30% cash awards and 70% restricted shares, and awards to other participants will be allocated based on a distribution of 70% cash awards and 30% restricted shares, in either case with restricted shares valued as of the date of grant, and vesting on the second anniversary of the grant date. No bonus awards will be payable for any subsidiary employee or any corporate employee unless the subsidiary or the Company on a consolidated basis has achieved 100% of its respective 2005 target for profit before tax (before bonus accrual). The Plan provides for a bonus award to qualified participants equal to a bonus target, subject to the achievement of at least three management objectives, each of which will be specific with regard to expected outcome, expected financial impact on the Company, and the date or dates by which the objective must be achieved. Each objective will be weighted, with the total for all objectives equaling 100%. The Plan requires the Company’s chief executive officer to review and determine each participant’s performance to objectives and to assign each individual a percentage that will be used in determining the amount of the award. The chief executive officer has discretion under the Plan to increase the actual amount of awards to be distributed by up to 20% of the participant’s bonus potential, based upon the individual’s specific performance and contribution to the Company, with such discretion to be generally limited to recognition of extenuating circumstances and/or exceptional accomplishments not captured by the management objectives. The bonus award for each participant is subject to review and approval by the Compensation Committee. This Plan is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

On June 27, 2005, the Committee approved a program, pursuant to the 2004 Sypris Equity Plan, to authorize the issuance of restricted stock awards to key employees, including the Company’s executive officers, which vest 100% on the second anniversary of the grant date. The 2004 Sypris Equity Plan was previously adopted and filed as an exhibit to the Company’s registration statement on Form S-8 filed April 29, 2004. The form of these two-year restricted stock award agreements for such grants is attached hereto as Exhibit 10.2, and is incorporated by reference herein.

On June 27, 2005, the Committee approved a program, pursuant to the 2004 Sypris Equity Plan, to authorize the issuance of restricted stock awards to key employees, including the Company’s executive officers, 30% of which will vest on the first and third anniversaries of the grant date, and 40% of which will vest on the fifth anniversary of the grant date. The form of these 1-3-5 year restricted stock award agreements for such grants is attached hereto as Exhibit 10.3, and is incorporated by reference herein.

On June 27, 2005, the Committee approved a long-term incentive program, pursuant to the 2004 Sypris Equity Plan, to authorize the issuance to key employees, including the

Company’s executive officers, of six-year non-qualified stock options 30% of which will vest on the third and fourth anniversaries of the grant date and 40% of which will vest on the fifth anniversary of the grant date, as well as restricted stock awards 33% of which will vest on the third and fifth anniversaries of the grant date and 34% of which will vest on the seventh anniversary of the grant date. The long-term incentive program and form of long-term incentive award agreements for such grants is attached hereto as Exhibit 10.4, and is incorporated by reference herein.

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 27, 2005, Sypris Solutions, Inc. (the “Company”) announced that on June 14, 2005, the Board of Directors authorized the appointment of T. Scott Hatton, 38, as Vice President and Chief Financial Officer of the Company. Mr. Hatton will assume responsibility for the Company’s finance and accounting operations, treasury and banking relationships, communications with the Board of Directors regarding financial matters, investor and securities analyst relations, capital markets strategy formulation and implementation, information systems, and the overall control environment for the Company, commencing on July 18, 2005.

Since 2003, Mr. Hatton has served as Vice President and Chief Financial Officer for Honeywell Automation & Control Solutions, an $8.0 billion strategic business group of Honeywell International. Mr. Hatton served as Vice President and Chief Financial Officer for Honeywell’s Transportation Systems group from 2002 to 2003. Until 2002, Mr. Hatton served the General Electric Company for fourteen years in a number of progressively responsible executive assignments, including Chief Financial Officer for the Global Noryl business unit of GE Plastics and Chief Financial Officer for GE Superabrasives.

Anthony C. Allen, 46, Vice President, acting Chief Financial Officer, Treasurer and Assistant Secretary of the Company, will resign from his responsibilities as acting Chief Financial Officer on July 18, 2005, and will continue to serve the Company as Vice President, Treasurer and Assistant Secretary thereafter.

A copy of the press release announcing Mr. Hatton’s appointment is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
10.1	Sypris Solutions, Inc. Incentive Bonus Plan (July 1, 2005 - December 31, 2005).
10.2	Form of two-year restricted stock award agreement for grants to executive officers and other key employees.
10.3	Form of 1-3-5 year restricted stock award agreement for grants to executive officers and other key employees.
10.4	Long-term incentive program and form of long-term incentive award agreements for grants to executive officers and other key employees.
99.1	Press release issued June 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2005	Sypris Solutions, Inc.
By: /s/ John R. McGeeney

___________________________________ John R. McGeeney Secretary/General Counsel

2